RULE 497(e)

                           FIRST AMERICAN FUNDS, INC.


                           TREASURY OBLIGATIONS FUND
                          GOVERNMENT OBLIGATIONS FUND
                             PRIME OBLIGATIONS FUND
                           TAX FREE OBLIGATIONS FUND

                           CLASS A AND CLASS B SHARES

                          SUPPLEMENT DATED MAY 1, 1998
                                       TO
                         PROSPECTUS DATED APRIL 21, 1998

         Throughout the Prospectus, all references to the "Class C Shares" of the Funds shall be deleted and redesignated as "Class Y Shares" of the Funds.

         Throughout the Prospectus, all references to "First Trust National Association" shall be deleted and replaced with "U.S. Bank National Association."

         Throughout the Prospectus, all references to the address of DST Systems, Inc., shall be deleted and replaced with:

         330 West Ninth Street, Kansas City, Missouri 64105.

         The second paragraph under the heading "Management of the Funds -- Transfer Agent" shall be deleted and replaced as follows:

         Effective October 1, 1998, FAF has appointed U.S. Bank National Association as servicing agent to perform certain transfer agent and dividend disbursing agent services with respect to Class A Shares of the Funds and Class B Shares of Prime Obligations Fund held through accounts at U.S. Bank and its affiliates. The Funds pay U.S. Bank an annual fee of $9 per account for such services.

         In the fourth paragraph under the heading "Distributor," the last sentence is deleted and replaced to read as follows:

         U.S. Bancorp Investments, Inc. ("USBI") and Piper Jaffray Inc., broker-dealers affiliated with the Adviser, are Participating Institutions.

         In the sixth paragraph under the heading "Investing in the Funds -- Exchange Privilege," the following is added at the end of such paragraph:

         The exchange privilege should not be used to take advantage of short-term swings in the securities markets. The Funds reserve the right to limit or terminate exchange privileges as to any shareholder who makes exchanges more than four times a year (other than through the Systematic Exchange Program or similar periodic investment programs). The Funds may modify or revoke the exchange privilege for all shareholders upon 60 days' prior written notice or without notice in times of drastic economic or market change.

         In the first paragraph under the heading "Determining the Price of Shares," the first sentence is deleted and replaced to read as follows:

         The net asset value per share is determined as of the close of normal trading on the New York Stock Exchange (3:00 p.m. Central time) Monday through Friday on each day the New York Stock Exchange and federally chartered banks are open for business, provided that the net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for that Fund's shares is received and on days on which changes in the value of portfolio securities will not materially affect the current net asset value of the Fund's shares.

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                                                                     RULE 497(e)

                           FIRST AMERICAN FUNDS, INC.


                           TREASURY OBLIGATIONS FUND
                          GOVERNMENT OBLIGATIONS FUND
                             PRIME OBLIGATIONS FUND
                           TAX FREE OBLIGATIONS FUND

                                 CLASS Y SHARES

                          SUPPLEMENT DATED MAY 1, 1998
                                       TO
                         PROSPECTUS DATED JANUARY 31, 1998

         Throughout the Prospectus, all references to the "Class C Shares" of the Funds shall be deleted and redesignated as "Class Y Shares" of the Funds.

         Throughout the Prospectus, all references to "First Trust National Association" shall be deleted and replaced with "U.S. Bank National Association."

         In the paragraph under the heading "Summary -- Eligible Investors; Offering Prices," the following sentence is inserted after the first sentence:

         Class Y Shares of the Funds will also be offered to certain investors who maintain single accounts with Piper Jaffray Inc. The required minimum initial investment in each Fund for such Piper Jaffray Inc. investors is $2 million, provided that such minimum initial investment requirement will be waived for investors who maintain single accounts with Piper Jaffray Inc. that have a market value (excluding cash or other short-term investments) at the time of the initial investment in the applicable Fund, of at least $5 million.

         Throughout the Prospectus, all references to the address of DST Systems, Inc., shall be deleted and replaced with:

         330 West Ninth Street, Kansas City, Missouri 64105.

         In the second paragraph under the heading "Distributor," the fourth sentence is deleted and replaced to read as follows:

         U.S. Bancorp Investments, Inc. ("USBI") and Piper Jaffray Inc., broker-dealers affiliated with the Adviser, are Participating Institutions.

         In the second paragraph under the heading "Purchases and Redemptions of Shares -- Share Purchases and Redemptions," the third sentence is deleted and replaced to read as follows:

         The net asset value per share is calculated as of the close of normal trading on the New York Stock Exchange (3:00 p.m. Central time), each Business Day based on the amortized cost method.

         In the paragraph under the heading "Purchases and Redemptions of Shares -- Determining Net Asset Value," the first sentence is deleted and replaced to read as follows:

         The net asset value is determined as of the close of normal trading on the New York Stock Exchange (3:00 p.m. Central time) Monday through Friday, except on (i) days on which there are not sufficient changes in the value of a Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received and (iii) days on which the New York Stock Exchange or federally-chartered banks are closed including, but not limited to, the following federal holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.